LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 7, 2013

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE LARGE CAP VALUE FUND,

EACH DATED FEBRUARY 29, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on May 31, 2012, November 30, 2012 and February 7, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012, as supplemented on May 31, 2012, November 28, 2012, November 30, 2012 and February 7, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

The following language is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective on or about the close of business on March 13, 2013, Class B shares will be closed to incoming exchanges and dividend reinvestment.

Effective on or about the close of business on March 15, 2013, all issued and outstanding Class B shares of the fund will be reclassified as Class A shares of the fund, with the same aggregate net asset value as the Class B shares held immediately prior to the reclassification. No contingent deferred sales charge will be charged on the reclassification of Class B shares and, once reclassified, the shares will no longer be subject to the contingent deferred sales charge currently charged on the redemption of Class B shares.

CBAX015291